Income taxes	12 Months Ended
Dec. 31, 2021
Income Tax Disclosure [Abstract]
Income taxes
Note 18. Income taxes
The income tax benefit (expense) from continuing operations for the years ended December 31, 2021, and 2020 consists of the following (in millions):

	2021	2020
Domestic and foreign loss:
US loss	$(284.9)	$(97.9)
Foreign loss	(20.8)	(21.4)

Total loss before income taxes	(305.7)	(119.3)

Current:
US Federal	$—	$—
US State and local	(0.2)	(0.2)
Foreign	(0.2)	(2.2)

Total current tax provision	(0.4)	(2.4)

Deferred:
US Federal	42.5	5.7
US State and local	4.9	(1.7)
Foreign	0.8	(5.1)

Total deferred tax provision	48.2	(1.1)

Total income tax benefit (expense)	$47.8	$(3.5)

The effective tax rate for the years ended December 31, 2021
,
and 2020 is 15.6% and (2.9)%,
respectively. An income tax reconciliation between the US statutory tax rate of
21
% for each of the years ended December 31, 2021, and 2020 and the effective tax rate is as follows (in millions):

	2021	2020
Income tax at US federal statutory income tax rate	$64.2	$25.1
State and local taxes, net of federal income tax benefit	12.6	9.2
Valuation allowance	(21.9)	(31.6)
Nondeductible equity-based compensation	(1.3)	(1.6)
Taxes of foreign operations at rates different than US Federal statutory rates	1.1	(1.9)
Foreign adjustments	0.6	(1.8)
Impact of foreign law changes	(1.0)	—
Change of fair value of the warrant liabilities	(5.4)	—
Other	(1.1)	(0.9)

Total income tax benefit (expense)	$47.8	$(3.5)

The effective tax rate for the year ended December 31, 2021, differs from the US Federal income tax rate of
 21%
primarily due to state taxes, the change in fair value of warrant liabilities and recorded valuation allowances. For the year ended December 31, 2020, the effective tax rate differs primarily due to state taxes and US and foreign taxes on the Company’s earnings as well as recorded valuation allowances.

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities consists of the following (in millions):

	2021	2020
Deferred tax assets:
Capital leases	$55.1	$27.8
Other accruals	14.1	15.6
Deferred rent	3.6	4.8
Acquisition and other related costs	4.9	6.2
Net operating loss carryforward	91.6	73.8
Interest expense carryforward	44.9	35.4
Asset retirement obligations	1.7	1.6
Allowance for doubtful accounts	1.2	2.0
Impairment of Promissory Notes	—	9.1
Other	4.8	—
Valuation allowance	(53.7)	(37.3)

Total deferred tax assets	168.2	139.0

Less deferred tax liabilities:
Intangibles	(165.7)	(177.0)
Property, plant and equipment	(23.4)	(35.9)
Contract asset	(2.4)	(2.0)
Other	(5.6)	(1.3)

Total deferred tax liability	(197.1)	(216.2)

Deferred tax liability, net	$(28.9)	$(77.2)

As of December 31, 2021, and 2020,
$1.0 million and $0.6 million, respectively, of deferred tax assets above is included in other assets and $29.9 million and $77.8 million, respectively, is included in deferred income tax liabilities in the accompanying consolidated balance sheets. The Company anticipates most of its deferred tax assets will be realized within the period during which its deferred tax liabilities are expected to reverse. However, there are certain US federal and foreign deferred tax assets as well as state net operating losses (“NOLs”) that are not expected to be realized before expiration and as such are not more likely than not realizable and the Company has recorded a valuation allowance against such deferred tax assets.
As of December 31, 2021, the Company has US Federal NOL carryforwards of
$284.9 million generated in tax years 2017 through 2021 of which $65.2 million will expire in 2037 and
$219.7 million will carry forward indefinitely. The Company has state NOL carryforwards of $399.9 million generated in tax years beginning after 2004. The state NOL carryforwards of $339.9 million will expire from 2022 to 2041 and $60.0 million will carryforward indefinitely. Additionally, the Company has foreign NOL carry forwards of $29.5 million generated from tax years 2017 to 2021, of which $12.8 million will expire between 2037 and 2041 and $16.7 million will carryforward indefinitely.
In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will be realized. In making such a determination, we considered all available positive and negative evidence, including our past operating results, forecasted earnings, frequency and severity of current and cumulative losses, duration of statutory carryforward periods, future taxable income and prudent and feasible tax planning strategies. On the basis of this evaluation, we continue to maintain a valuation allowance against a portion of the Company’s deferred tax assets. As of December 31, 2021, the Company has recorded a valuation allowance of $53.7 million for the portion of the deferred tax asset that did not meet the more likely than not realization criteria. The Company recorded an increase in its valuation allowance on its net deferred taxes of approximately $
16.4
million during the year ended December 31, 2021. The changes in valuation allowance are primarily due to certain US and Foreign deferred tax assets that management believes are not more likely than not to be fully realized in future periods. In addition, certain state NOL carryforward assets are reduced by a valuation allowance and/or are subject to an annual limitation under Internal Revenue Code Section 382. If losses continue, we may not be able to benefit from such future losses and additional valuation allowances may also be required.
The

Company is subject to taxation in the United States and various foreign jurisdictions. As of December 31, 2021, the Company is no longer subject to examination by the Internal Revenue Service (“IRS”) for tax years prior to 2017 and generally not subject to examination by state tax authorities for tax years prior to 2016. With few exceptions, the Company is no longer subject to foreign examinations by tax authorities for tax years prior to 2017. The Company is currently under examination in the United States by the IRS and some state tax authorities. The Company is also currently under audit in Germany for its 2016 tax year; however, the outcome and any resulting liability related to Germany is not the responsibility of the Company.
The Company does not have any unrecorded unrecognized tax positions (“UTPs”) as of December 31, 2021. While the Company currently does not have any UTPs, it is foreseeable that the calculation of the Company’s tax liabilities may involve dealing with uncertainties in the application of complex tax laws and regulations in a multitude of jurisdictions across the Company’s global operations. ASC 740 states that a tax benefit from an uncertain tax position may be recognized when it is more likely than not that the position will be sustained upon examination, including resolutions of any related appeals or litigation processes, on the basis of the technical merits. Upon identification of a UTP, the Company would (1) record the UTP as a liability in accordance with ASC 740 and (2) adjust these liabilities if/when management’s judgment changes as a result of the evaluation of new information not previously available. Ultimate resolution of UTPs may produce a result that is materially different from an entity’s estimate of the potential liability. In accordance with ASC 740, the Company would reflect these differences as increases or decreases to income tax expense in the period in which new information is available. The Company recognized and includes interest and penalties accrued on uncertain tax positions as a component of income tax expense. The amount of accrued interest and penalties was not significant.
A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows (in millions):

	2021	2020

Beginning balance as of January 1	$1.0	$—
Additions based on tax positions related to the current year	—	1.0
Settlements	(1.0)	—

Closing balance as of December 31	$—	$1.0

As of December 31, 2021, the Company had no unrecognized tax benefits that would affect the annual effective rate.
As of December 31, 2021, and 2020, the Company had undistributed foreign earnings of
$111.8 million and $111.2
million, respectively, which the Company intends to reinvest indefinitely. As part of the Tax Act, the Company paid a one-time deemed repatriation tax on the ending balance as of December 31, 2017. With respect to the remaining total balance as of December 31, 2021, the Company does not expect to incur US Federal, state, local or foreign withholding taxes on the balance of these unremitted earnings as management plans to indefinitely reinvest these earnings overseas. In the event the Company determines not to continue to assert that all or part of its undistributed foreign earnings are permanently reinvested, such a determination in the future could result in the accrual and payment of additional foreign withholding taxes and US taxes on currency transaction gains and losses, the determination of which is not practicable due to the complexities associated with the hypothetical calculation.